EXHIBIT 10.1

AMENDMENT NO.1 TO ADVISORY AGREEMENT

This Amendment No.1 (the "Amendment") dated September __, 2013, to that certain Advisory Agreement (the "Agreement"), dated July 16, 2012, between The Grilled Cheese Truck, Inc. (formerly, Trig Acquisition 1, Inc.) (the “Company”) and Dimitri Villard (“Villard”). All capitalized terms not defined in this Amendment shall have the same meaning as defined in the Agreement.

WHEREAS, the Term of the Agreement was set to expire on June 30, 2013;

WHEREAS, upon expiration of the Term, the Parties agreed to continue the Agreement on a month-to-month basis on the same terms as provided in the Agreement;

WHEREAS, the Parties now desire to amend the Agreement to reflect the current understanding.

By mutual agreement of the parties, the Company and Villard hereby agree to amend the Agreement, effective on the date hereof, as follows:

1.	Section 2 Term of the Agreement is amended in its entirety as follows:

“The term of this Agreement shall commence on July 1, 2012 and shall continue through February 28, 2014 (“Term”), unless extended in accordance with provisions of this Agreement.”

2.            No Other Amendments; Governing Law; Counterparts. Except as specifically set forth in this Amendment, there are no other amendments to the Agreement and the Agreement shall remain unmodified and in full force and effect. This Amendment shall be governed by and construed in accordance with the internal laws of the State of [New York]. This Amendment may be executed in one or more counterparts. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the sate first set forth above.

THE COMPANY:

The Grilled Cheese Truck, Inc. (formerly Trig Acquisition1, Inc.)

By:
Name:
Title

ADVISOR:

Dimitri Villard